                                    LIBERTY
                              GROWTH & INCOME FUND

                                 ANNUAL REPORT
                                 JUNE 30, 2001

[logo] [graphic omitted]

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

The past 12 months have been an exciting time for value investors, including those of the Liberty Growth & Income Fund. Following several years in which growth stocks were the favored performers, we saw a dramatic shift in market leadership. In the second half of 2000 and through the first half of 2001, value investing has been in favor.

Our portfolio managers have long maintained that investing should be based on long-term strategies. It is often difficult to stick with these strategies when investment styles fall out of favor, as we saw with value investing during the bull market in 1998 and 1999. During this growth-dominant period, many other value fund managers abandoned their strategies and chased performance by adding growth-like stocks to their portfolios. Liberty's value managers focused on long-term investment opportunities during difficult times for value stocks, and managed a true value fund for the shareholders.

Specifically, class A shares of the fund had a total return of 13.34% during the past 12 months, without sales charges, which is more than 28 percentage points higher than its benchmark index, the S&P 500 Index, which had a negative total return of 14.82%. In addition to this solid performance, the fund received a 5-star Overall Morningstar Rating(TM) as of June 30, 2001 among all Domestic Equity Funds with at least a three-year history (see Morningstar Rating(TM) data box which follows). Performance like this should be welcome news for shareholders.

For an even more detailed look at your fund's performance, investment strategy and economic and market factors that affected its performance, I encourage you to read the Portfolio Managers' Report from Scott Schermerhorn and Harvey Hirschhorn that follows.

Thank you for your continued investment in Liberty Growth & Income Fund and for giving us the opportunity to serve your investment needs.

     Respectfully,

 /s/ Stephen E. Gibson

     Stephen E. Gibson
     President

OVERALL MORNINGSTAR RATING(TM)
--------------------------------------------------------------------------------
                         OVERALL          3-YEAR      5-YEAR      10-YEAR
--------------------------------------------------------------------------------
CLASS A                   *****            ****        *****        n/a
--------------------------------------------------------------------------------
CLASS B                   *****            ****        *****        n/a
--------------------------------------------------------------------------------
CLASS C                   *****            ****        *****        n/a
--------------------------------------------------------------------------------
CLASS S                     n/a             n/a          n/a        n/a
--------------------------------------------------------------------------------
CLASS Z                     n/a             n/a          n/a        n/a
--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS      4473            4473         2272        n/a
--------------------------------------------------------------------------------

For each fund with at least a three-year history, Morningstar calculates a Morningstar(TM) metric each month by subtracting the return on a 90-day US Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against US-domiciled domestic equity, international equity, taxable bond or municipal bond funds. Past performance is no guarantee of future results.

There can be no assurance that the trends described in this report will continue or come to pass because economic and market condistions change frequently.

                                                     ---------------------------
                                                     Not FDIC   May Lose Value
                                                               -----------------
                                                               No Bank Guarantee
                                                     ---------------------------

         CLASS A                 CLASS A
          SHARES                  SHARES
         WITHOUT                   WITH
          SALES                    SALES                    S&P
          CHARGE                  CHARGE                    500
--------------------------------------------------------------------------------
7/01/1992  10,000                   9,425                  10,000
           10,420                   9,820                  10,408
           10,139                   9,556                  10,195
           10,209                   9,622                  10,315
           10,289                   9,697                  10,351
           10,659                  10,046                  10,703
           10,957                  10,327                  10,834
           11,087                  10,449                  10,925
           11,077                  10,440                  11,074
           11,599                  10,932                  11,307
           11,359                  10,706                  11,034
           11,749                  11,074                  11,328
           11,890                  11,207                  11,361
           11,789                  11,111                  11,316
           12,231                  11,528                  11,745
           12,413                  11,699                  11,654
           12,493                  11,775                  11,895
           12,282                  11,576                  11,782
           12,512                  11,792                  11,925
           12,769                  12,035                  12,331
           12,471                  11,754                  11,996
           12,017                  11,326                  11,474
           12,037                  11,345                  11,621
           12,182                  11,481                  11,811
           11,895                  11,211                  11,521
           12,144                  11,446                  11,899
           12,683                  11,954                  12,386
           12,527                  11,807                  12,084
           12,694                  11,964                  12,355
           12,279                  11,573                  11,905
           12,469                  11,752                  12,081
           12,781                  12,046                  12,394
           13,381                  12,612                  12,876
           13,704                  12,916                  13,256
           14,004                  13,199                  13,646
           14,582                  13,744                  14,190
           14,851                  13,997                  14,519
           15,332                  14,450                  15,000
           15,243                  14,367                  15,037
           15,769                  14,862                  15,672
           15,668                  14,767                  15,616
           16,240                  15,306                  16,300
           16,147                  15,219                  16,614
           16,585                  15,631                  17,179
           16,852                  15,883                  17,339
           16,864                  15,894                  17,505
           17,483                  16,477                  17,763
           17,920                  16,889                  18,219
           17,649                  16,634                  18,288
           16,698                  15,738                  17,480
           17,222                  16,232                  17,849
           17,978                  16,945                  18,852
           18,442                  17,382                  19,372
           19,796                  18,658                  20,835
           19,325                  18,213                  20,422
           20,650                  19,463                  21,697
           20,690                  19,500                  21,868
           19,959                  18,812                  20,972
           21,167                  19,950                  22,222
           22,426                  21,137                  23,579
           23,319                  21,978                  24,629
           25,446                  23,982                  26,587
           24,489                  23,081                  25,098
           25,858                  24,371                  26,471
           24,622                  23,206                  25,587
           25,552                  24,083                  26,771
           26,122                  24,620                  27,232
           26,391                  24,874                  27,531
           28,310                  26,682                  29,516
           29,703                  27,995                  31,028
           29,688                  27,981                  31,344
           28,925                  27,262                  30,805
           30,004                  28,279                  32,056
           29,464                  27,770                  31,716
           24,700                  23,279                  27,133
           25,794                  24,311                  28,872
           27,922                  26,316                  31,216
           29,645                  27,940                  33,108
           31,361                  29,558                  35,015
           32,192                  30,341                  36,479
           30,846                  29,073                  35,344
           31,864                  30,032                  36,758
           32,741                  30,858                  38,181
           32,286                  30,429                  37,280
           34,197                  32,231                  39,341
           33,304                  31,389                  38,118
           32,928                  31,035                  37,927
           31,677                  29,855                  36,888
           33,007                  31,109                  39,223
           33,367                  31,448                  40,019
           34,939                  32,930                  42,372
           33,069                  31,168                  40,245
           31,790                  29,962                  39,485
           35,360                  33,326                  43,346
           35,360                  33,326                  42,042
           35,123                  33,103                  41,180
           34,684                  32,689                  42,193
           34,902                  32,895                  41,534
           36,197                  34,116                  44,114
           36,552                  34,450                  41,785
           38,420                  36,210                  41,609
           38,639                  36,417                  38,330
           40,613                  38,278                  38,518
           40,467                  38,140                  39,885
           40,074                  37,770                  36,252
           38,768                  36,539                  33,957
           39,535                  37,262                  36,592
           40,259                  37,944                  36,837
6/30/2001  39,314                  37,054                  35,943


VALUE OF A $10,000 INVESTMENT
7/1/92 - 6/30/01

 PERFORMANCE OF A $10,000 INVESTMENT
 IN ALL SHARE CLASSES
 FROM 7/1/92 - 6/30/01 ($)

                                                             without    with
                                                              sales     sales
                                                              charge   charge
--------------------------------------------------------------------------------
Class A                                                        39,314   37,054
--------------------------------------------------------------------------------
Class B                                                        36,670   36,670
--------------------------------------------------------------------------------
Class C                                                        36,666   36,666
--------------------------------------------------------------------------------
Class S                                                        39,376      n/a
--------------------------------------------------------------------------------
Class Z                                                        39,600      n/a

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/01 (%)

Share class                  A                  B                  C            S          Z
Inception                  7/1/92            7/1/92             7/1/94       2/7/01     1/11/99

-----------------------------------------------------------------------------------------------------------------------------------

                     without     with   without   with      without   with   without    without
                      sales      sales   sales    sales      sales   sales    sales      sales
                     charge     charge   charge  charge     charge   charge  charge     charge

-----------------------------------------------------------------------------------------------------------------------------------
1 year                  13.34       6.82   12.46     7.93      12.38   11.48    13.51      13.63

-----------------------------------------------------------------------------------------------------------------------------------
5 years                 17.37      15.99   16.49    16.27      16.48   16.48    17.41      17.54

-----------------------------------------------------------------------------------------------------------------------------------
Life of Fund            16.43      15.67   15.54    15.54      15.54   15.54    16.45      16.53

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

Class C, Z and S share (newer class shares) performance information includes returns of the fund's class B and A shares (older class shares), respectively, as their expense structures more closely resemble those of the newer class shares for periods prior to the inception of the newer class shares. Total returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the older class shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

    TOP 10 HOLDINGS AS OF 6/30/01 (%)

    AETNA                                                              3.9
    BERKSHIRE HATHAWAY CLASS A                                         3.7
    CONAGRA FOODS                                                      3.4
    PROCTER & GAMBLE                                                   3.1
    AT&T                                                               3.1
    PHILIP MORRIS                                                      2.9
    PHILLIPS PETROLEUM                                                 2.7
    JOHNSON & JOHNSON                                                  2.5
    SARA LEE                                                           2.5
    AON                                                                2.5

    PORTFOLIO HOLDING BREAKDOWNS ARE CALCULATED AS A PERCENTAGE OF NET ASSETS. THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THESE HOLDINGS IN THE FUTURE SINCE IT IS ACTIVELY MANAGED.

    BOUGHT
    ---------------------------------------------------------------------------

    AETNA (3.9% OF NET ASSETS) IS THE LARGEST HMO IN THE COUNTRY, AND IT SELLS AT ABOUT A QUARTER OF THE PRICE/EARNINGS MULTIPLES OF ITS PEERS. IT WAS POORLY MANAGED FOR A LONG WHILE, BUT THERE'S A NEW MANAGEMENT TEAM FROM THE HMO WORLD. AETNA HAS A VERY ATTRACTIVE VALUATION, AND THE CATALYST IT NEEDS TO GET ON TRACK IS TO RUN ITS BUSINESS BETTER. IT'S A VERY ATTRACTIVE POSITION, AND WE HAVE A SIGNIFICANT PORTION OF IT IN THE PORTFOLIO.

    SOLD
    ---------------------------------------------------------------------------

    BANK OF AMERICA IS A FINANCIAL HOLDING COMPANY. BANKS ARE CURRENTLY AT PEAK EARNINGS AND WILL LIKELY TAPER OFF AS THE ECONOMY CONTINUES TO SLOW. WE ROLLED THE MONEY INTO AN INSURANCE COMPANY, BERKSHIRE HATHAWAY (3.7% OF NET ASSETS). THE REASON IS THAT BANKS AND INSURANCE COMPANIES HAVE SIMILAR VALUATIONS; HOWEVER, INSURANCE COMPANIES HAVE BEEN IN A MINI-RECESSION FOR CLOSE TO FIVE YEARS BECAUSE THERE WAS TOO MUCH CAPACITY. SUPPLY AND DEMAND ARE GETTING IN LINE, AND FUNDAMENTALS FOR INSURANCE SHOULD IMPROVE.

 PORTFOLIO MANAGERS' REPORT

VALUE STOCKS STRONG AMID VOLATILITY.
After struggling for two years, value stocks made a significant comeback in 2001. The new economy's technology bubble burst, and investors returned to investing in traditional value stocks. More importantly, when value stocks were out of favor, we remained true to our discipline even though some of our peers strayed to participate in the new economy. Our shareholders bought a value fund and that's what we believe we delivered.

For the 12-month period that ended June 30, 2001, the fund's class A shares posted a total return of 13.34%, without sales charge. The fund performed better than its benchmark index, the S&P 500 Index, which posted a return of negative 14.82% for the same period. While the fund emphasizes value stocks, the S&P 500 is comprised of both growth and value stocks. Compared to its peer group -- large-capitalization value funds ranked by Morningstar(1) -- the fund also outperformed. The Morningstar(R) Large Value Category had a total return of 7.95% for the 12-month period.

ECONOMIC DOWNTURN BODED WELL FOR VALUE.
The current bear market is 16 months old, and it is our belief that we still have not seen the bottom. A good deal of the market's decline can be attributed to new economy technology companies that were driven up by investor hysteria. In the end, investors realized that companies need to make money to survive. We've been in a profit recession. Excess capacity is hurting companies' profitability. That's not something that the Federal Reserve's interest rate decreases will fix. We believe many of these new economy companies are struggling.
------------
(1)(C)2001 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

Economists keep pushing recovery estimates further out. In addition, some data indicates that the global economy is continuing to slow. Under that backdrop, the last 12 months have been a great year for value -- but we believe it's not over yet. If you look at value stocks compared to growth stocks historically, they are still very inexpensive. Value bounced off the bottom last year, and we believe it still has a long way to go.

OPPORTUNITY EXISTS IN ENERGY.
We continue to position the fund more defensively. Over the whole year, we've dramatically reduced our exposure to technology. We're not necessarily incorporating a view of the economy into our asset allocations; we just believe that cyclical and aggressive companies are not cheap right now. It is simply a function of valuation. People are still unrealistic about technology. A lot of the technology explosion in the late 1990s resulted from the construction of the Internet and concerns over Y2K. The beginning of the millennium has passed and the Internet is built. We don't believe that that kind of demand will return.

Instead of trying to figure out where the economy is headed, we're looking at companies that are inexpensive and meeting their earnings estimates. Energy and consumer staples sectors look attractive. Conventional wisdom tells us the economy needs interest rate cuts and lower energy prices to get moving. We disagree. Energy is a global commodity and typically moves in tandem with the economy. When the economy turns around, we believe the energy sector will benefit. Energy companies are inexpensive, and we believe most are going to make their earnings estimates. The same is true for consumer staples. As a result, we've increased our positions in both.

OUR COMMITMENT HAS PAID OFF.
The biggest reason for the fund's strong performance was our underweighting in technology. It's nothing we planned, but rather a function of valuation. We favored conservatively valued holdings with more recurring revenue versus cyclical-type companies whose earnings fluctuate dramatically. We believe these types of companies are more reasonably valued and their revenues are more stable.

Historically, value stocks were considered cyclical and more economically sensitive. Over the past few years, however, value stocks have become more stable growers. Regardless of what market sector is outperforming, our emphasis has been -- and continues to be -- on high quality, well-run companies with attractive valuations.

[Graphic Omitted]
SCOTT SCHERMERHORN
[GRAPHIC OMITTED]
HARVEY B. HIRSCHHORN

SCOTT SCHERMERHORN and HARVEY B. HIRSCHHORN, senior vice presidents of the advisor, have been the portfolio co-managers of the Liberty Growth & Income Fund since August 2000. Mr. Schermerhorn has managed various other funds at Colonial since October 1998. Mr. Hirschhorn has been affiliated with and has managed various other funds at Stein Roe & Farnham, Incorporated, an affiliate of Colonial, since 1973.

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Changes in interest rates, changes in financial strength of issuers of lower-rated bonds, and foreign, political and economic developments also may affect fund performance.

Effective August 1, 2000, Scott Schermerhorn and Harvey B. Hirshhorn became managers of the fund, replacing Mark Stoeckle. Mr. Schermerhorn and Mr. Hirschhorn are senior vice presidents of Colonial Management Associates, Inc.

----------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
----------------------------------------------------------------------------------------------

June 30, 2001

COMMON STOCKS - 97.6%                                                  SHARES           VALUE
----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.7%
AUTOMOBILES & COMPONENTS - 1.3%
  AUTO PARTS & EQUIPMENT - 1.3%
Delphi Automotive Systems Corp.                                     1,418,582  $   22,598,011
Visteon Corp.                                                               9             165
                                                                               --------------
                                                                                   22,598,176
                                                                               --------------
CONSUMER DURABLES & APPAREL - 1.9%
  PHOTOGRAPHIC EQUIPMENT - 1.9%
Eastman Kodak Co.                                                     718,800      33,553,584
                                                                               --------------
HOTELS, RESTAURANTS & LEISURE - 2.2%
  LEISURE PRODUCTS - 0.0%
Carnival Corp.                                                          5,200         159,640
                                                                               --------------
  RESTAURANTS - 2.2%
McDonald's Corp.                                                    1,431,800      38,744,508
                                                                               --------------
MEDIA - 1.5%
  ADVERTISING - 1.5%
Interpublic Group of Cos., Inc.                                       874,900      25,678,315
                                                                               --------------
  PUBLISHING & PRINTING - 0.0% Readers Digest Association, Inc.,
  Class A                                                               5,800         166,750
                                                                               --------------
RETAILING - 2.8%
  COMPUTER & ELECTRONICS RETAIL - 0.8%
Circuit City Group                                                    777,500      13,995,000
                                                                               --------------
  HOME IMPROVEMENT RETAIL - 2.0%
Sherwin-Williams Co.                                                1,598,900      35,495,580
                                                                               --------------
----------------------------------------------------------------------------------------------
CONSUMER STAPLES - 17.0%
FOOD, BEVERAGES & TOBACCO - 13.6%
  AGRICULTURAL PRODUCTS - 2.4%
Archer Daniels Midland Co.                                          3,186,285      41,421,705
                                                                               --------------
  PACKAGED FOODS - 8.3%
Conagra Foods, Inc.                                                 2,990,600      59,243,786
General Mills, Inc.                                                   163,400       7,153,652
Heinz (H.J.) Co.                                                      804,900      32,912,361
Kraft Foods, Inc. (a)                                                 108,700       3,369,700
Sara Lee Corp.                                                      2,272,850      43,047,779
                                                                               --------------
                                                                                  145,727,278
                                                                               --------------
  TOBACCO - 2.9%
Philip Morris Cos., Inc.                                              990,820      50,284,115
UST, Inc.                                                              11,400         329,004
                                                                               --------------
                                                                                   50,613,119
                                                                               --------------
HOUSEHOLD & PERSONAL PRODUCTS - 3.4%
  HOUSEHOLD PRODUCTS - 3.2%
Procter & Gamble Co.                                                  857,440      54,704,672
                                                                               --------------
  PERSONAL PRODUCTS - 0.2%
Avon Products, Inc.                                                     3,800         175,864
Gillette Co.                                                          134,400       3,896,256
                                                                               --------------
                                                                                    4,072,120
                                                                               --------------
ENERGY - 17.2%
ENERGY - 17.2%
  INTEGRATED OIL & GAS - 13.5%
Amerada Hess Corp.                                                    461,400  $   37,281,120
BP PLC, ADR                                                           572,810      28,554,579
Chevron Corp.                                                         329,400      29,810,700
Conoco, Inc. Class A                                                  113,750       3,207,750
Conoco, Inc. Class B                                                  110,921       3,205,617
Exxon Mobil Corp.                                                     366,965      32,054,393
Phillips Petroleum Co.                                                835,390      47,617,230
Royal Dutch Petroleum Co.                                             279,800      16,303,946
Texaco, Inc.                                                            8,330         554,778
USX-Marathon Group                                                  1,246,900      36,796,019
                                                                               --------------
                                                                                  235,386,132
                                                                               --------------
  OIL & GAS EQUIPMENT & SERVICES - 1.3%
Halliburton Co.                                                       634,900      22,602,440
                                                                               --------------
  OIL & GAS PRODUCTS - 1.4%
Anadarko Petroleum Corp.                                              456,200      24,648,486
Apache Corp.                                                            1,200          60,900
Devon Energy Corp.                                                      2,508         131,670
                                                                               --------------
                                                                                   24,841,056
                                                                               --------------
  OIL & GAS REFINING & MARKETING - 1.0%
Sunoco, Inc.                                                          457,300      16,750,899
                                                                               --------------
----------------------------------------------------------------------------------------------
FINANCIALS - 15.6%
BANKS - 0.6%
ABN AMRO Holding, ADR                                                       1              19
Bank One Corp.                                                         12,600         451,080
FleetBoston Financial Corp.                                           197,700       7,799,265
Wells Fargo & Co.                                                      66,253       3,076,127
                                                                               --------------
                                                                                   11,326,491
                                                                               --------------
DIVERSIFIED FINANCIALS - 3.1%
Fannie Mae                                                            324,400      27,622,660
Freddie Mac                                                           379,571      26,569,970
                                                                               --------------
                                                                                   54,192,630
                                                                               --------------
INSURANCE - 11.9%
  INSURANCE BROKERS - 2.5%
Aon Corp.                                                           1,225,430      42,890,050
                                                                               --------------
  PROPERTY & CASUALTY INSURANCE - 9.4%
Berkshire Hathaway, Inc., Class A (a)                                     930      64,542,000
Chubb Corp.                                                           252,700      19,566,561
MBIA, Inc.                                                              2,100         116,928
MGIC Investment Corp.                                                 491,800      35,724,352
Radian Group, Inc.                                                    381,600      15,435,720
XL Capital Ltd., Class A                                              358,200      29,408,220
                                                                               --------------
                                                                                  164,793,781
                                                                               --------------
REAL ESTATE - 0.0%
  REAL ESTATE INVESTMENT TRUST - 0.0%
Kimco Realty Corp.                                                      1,800       $  85,230
Vornado Realty Trust                                                    1,800          70,272
                                                                               --------------
                                                                                      155,502
                                                                               --------------
----------------------------------------------------------------------------------------------
HEALTH CARE - 12.3%
HEALTH CARE EQUIPMENT & SERVICES - 5.9%
  HEALTH CARE EQUIPMENT - 2.0%
Boston Scientific Corp. (a)                                         2,055,500      34,943,500
                                                                               --------------
  MANAGED HEALTH CARE - 3.9%
Aetna, Inc. (a)                                                     2,616,300      67,683,681
                                                                               --------------
PHARMACEUTICALS & BIOTECHNOLOGY - 6.4%
  PHARMACEUTICALS - 6.4%
Abbott Laboratories                                                   481,770      23,129,778
Bristol-Myers Squibb Co.                                              577,500      30,203,250
Johnson & Johnson                                                     870,200      43,510,000
Merck & Co., Inc.                                                     170,800      10,915,828
Schering-Plough Corp.                                                  99,500       3,605,880
                                                                               --------------
                                                                                  111,364,736
                                                                               --------------
----------------------------------------------------------------------------------------------
INDUSTRIALS - 7.6%
CAPITAL GOODS - 5.3%
  AEROSPACE & DEFENSE - 2.4%
Boeing Co.                                                            270,940      15,064,264
Raytheon Co., Class B                                               1,001,780      26,597,259
                                                                               --------------
                                                                                   41,661,523
                                                                               --------------
  CONSTRUCTION & FARM MACHINERY - 1.0%
Deere & Co.                                                           459,000      17,373,150
                                                                               --------------
  ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
Emerson Electric Co.                                                  257,706      15,591,213
                                                                               --------------
  INDUSTRIAL MACHINERY - 1.0%
Dover Corp.                                                           456,000      17,168,400
                                                                               --------------
COMMERCIAL SERVICES & SUPPLIES - 2.3%
  ENVIRONMENTAL SERVICES - 2.3%
Waste Management, Inc.                                              1,299,010      40,035,488
                                                                               --------------
TRANSPORTATION - 0.0%
  AIRLINES - 0.0%
AMR Corp. (a)                                                           4,900         177,037
                                                                               --------------
  RAILROADS - 0.0%
Canadian Pacific Ltd.                                                   6,100         236,375
                                                                               --------------
----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 6.1%
SOFTWARE & SERVICES - 3.2%
  IT CONSULTING & SERVICES - 2.2%
Electronic Data Systems Corp.                                         608,500      38,031,250
                                                                               --------------
  SYSTEMS SOFTWARE - 1.0%
Computer Associates International, Inc.                               502,900      18,104,400
                                                                               --------------
TECHNOLOGY HARDWARE & EQUIPMENT - 2.9%
  COMPUTER HARDWARE - 0.9%
Gateway, Inc. (a)                                                     942,700      15,507,415
                                                                               --------------
  TELECOMMUNICATIONS EQUIPMENT - 2.0%
Lucent Technologies, Inc.                                           2,967,201      18,396,646
Motorola, Inc.                                                      1,000,000      16,560,000
                                                                               --------------
                                                                                   34,956,646
                                                                               --------------
----------------------------------------------------------------------------------------------
MATERIALS - 0.0%
PAPER & FOREST PRODUCTS - 0.0%
  FOREST PRODUCTS - 0.0%
Weyerhaeuser Co.                                                        3,000         164,910
                                                                               --------------
----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 9.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 9.5%
  INTEGRATED TELECOMMUNICATION SERVICES - 9.5%
AT&T Corp.                                                          2,469,233      54,323,126
Deutsche Telekom AG, ADR                                              667,700      14,989,865
Nippon Telegraph & Telephone Corp., ADR                               509,400      13,550,040
Sprint Corp.                                                          774,800      16,549,728
Verizon Communications, Inc.                                          557,138      29,806,883
WorldCom, Inc. - MCI Group                                             90,096       1,450,546
WorldCom, Inc. - WorldCom Group                                     2,405,700      34,160,940
                                                                               --------------
                                                                                  164,831,128
                                                                               --------------
----------------------------------------------------------------------------------------------
UTILITIES - 2.6%
ELECTRIC UTILITIES - 2.6%
Duke Energy Corp.                                                       4,400         171,644
Edison International                                                1,425,200      15,890,980
Mirant Corp. (a)                                                       23,736         816,518
PG&E Corp. (a)                                                      1,674,500      18,754,400
Progress Energy, Inc. - CVO (a)
                                                                        2,800           1,372
Reliant Energy, Inc.                                                    4,300         138,503
Southern Co.                                                           44,400       1,032,300
TXU Corp.                                                             164,500       7,927,255
                                                                               --------------
                                                                                   44,732,972
                                                                               --------------
MULTI-UTILITIES - 0.0%
The Williams Cos., Inc.                                                 3,800         125,210
                                                                               --------------
TOTAL COMMON STOCKS
  (cost of $1,588,620,012)                                                      1,702,558,462
                                                                               --------------

SHORT-TERM OBLIGATION - 3.0%
                                                                          PAR           VALUE
----------------------------------------------------------------------------------------------

Repurchase agreement with SBC Warburg Ltd., dated 06/29/01,
  due 07/02/01 at 3.950%, collateralized by U.S. Treasury
  Bonds and Notes with various maturities to 2026, market
  value $52,402,268 (repurchase proceeds $51,517,952)             $51,501,000  $   51,501,000
                                                                               --------------
TOTAL INVESTMENTS
  (cost of $1,640,121,012)(b)                                                   1,754,059,462
                                                                               --------------

OTHER ASSETS &
  LIABILITIES, NET - (0.6)%
                                                                                  (10,020,437)
----------------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                            $1,744,039,025
                                                                               --------------
NOTES TO INVESTMENT PORTFOLIO:
(a)         Non-income producing.
(b)         Cost for federal income tax purposes is
            $1,641,210,797.

        ACRONYM                           NAME
        -------                      ---------------
          ADR                  American Depositary Receipt
          CVO                  Contingent Value Obligation

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

June 30, 2001

ASSETS
Investments at value
  (cost of $1,640,121,012)                                  $  1,754,059,462
Cash                                                                     549
Receivable for:

  Investments sold                                                   355,688
  Fund shares sold                                                 9,173,810
  Interest                                                            11,302
  Dividend                                                         2,136,579
Investment for deferred Trustees" compensation plan                   26,147
Other assets                                                          28,112
                                                            ----------------
    Total Assets                                               1,765,791,649
                                                            ----------------
LIABILITIES
Payable for:

  Investments purchased                                           17,783,820
  Fund shares repurchased                                          2,498,286
  Management fee                                                   1,043,813
  Transfer agent fee                                                 262,484
  Bookkeeping fee                                                     45,673
  Deferred Trustees" fee                                              26,147
Other liabilities                                                     92,401
                                                            ----------------
    Total Liabilities                                             21,752,624
                                                            ----------------
NET ASSETS                                                  $  1,744,039,025
                                                            ----------------
COMPOSITION OF NET ASSETS
Paid in capital                                             $  1,487,793,247
Undistributed net investment income                                2,146,835
Accumulated net realized gain                                    140,160,493
Net unrealized appreciation on investments                       113,938,450
                                                            ----------------
NET ASSETS                                                  $  1,744,039,025
                                                            ----------------
Net asset value & redemption
  price per share - Class A
  ($503,646,639/26,541,710)                                         $  18.98(a)
                                                            ----------------
Maximum offering price per
  share - Class A
  ($18.98/0.9425)                                                   $  20.14(b)
                                                            ----------------
Net asset value & offering
  price per share - Class B
  ($883,754,197/49,076,848)                                         $  18.01(a)
                                                            ----------------
Net asset value & offering
  price per share - Class C
  ($77,565,039/4,279,956)                                           $  18.12(a)
                                                            ----------------
Net asset value, offering and
  redemption price per
  share - Class S
  ($264,425,279/13,913,517)                                         $  19.00
                                                            ----------------
Net asset value, offering
  and redemption price per
  share - Class Z
  ($14,647,871/765,074)                                             $  19.15
                                                            ----------------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

For the Year Ended June 30, 2001

INVESTMENT INCOME
Dividend income                                                   $  25,002,151
Interest income                                                       1,906,441
                                                               ----------------
  Total investment income (net of foreign
    taxes withheld of $126,045)                                      26,908,592

EXPENSES
Management fee                              $10,731,071
Service fee - Class A                           989,980
Service fee - Class B                         2,093,463
Service fee - Class C                           102,877
Distribution fee - Class B                    6,280,389
Distribution fee - Class C                      308,630
Transfer agent fee                            3,437,870
Bookkeeping fee                                 459,268
Trustees' fee                                    55,285
Other expenses                                  535,462
                                           ------------
Total operating expenses                     24,994,295
Interest expense                                  3,634
                                           ------------
 Total expenses                              24,997,929
Expenses waived or borne by Advisor            (390,639)
                                           ------------
  Net expenses                                                       24,607,290
                                                               ----------------
  Net Investment Income                                               2,301,302
                                                               ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON PORTFOLIO POSITIONS
Net realized gain on investments                                    253,783,379
Net change in unrealized appreciation/
  depreciation on investments                                      (128,366,755)
                                                               ----------------
    Net gain                                                        125,416,624
                                                               ----------------
Increase in net assets from operations                           $  127,717,926
                                                               ----------------

See notes to financial statements.

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
INCREASE (DECREASE)                                        -------------------------------------------
IN NET ASSETS                                                   2001(a)                   2000
------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                   $    2,301,302          $   (6,108,207)
Net realized gain on investments                                  253,783,379             183,532,200
Net change in unrealized appreciation/depreciation on
  investments                                                    (128,366,755)           (170,105,655)
                                                               --------------          --------------
    Net Increase From Operations                                  127,717,926               7,318,338
                                                               --------------          --------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net realized capital gains - Class A                         (70,709,827)            (23,656,225)
From net realized capital gains - Class B                        (160,309,562)            (65,519,375)
From net realized capital gains - Class C                          (6,002,167)             (2,406,011)
From net realized capital gains - Class Z                                (225)                    (73)
                                                               --------------          --------------
Total Distributions to Shareholders                              (237,021,781)            (91,581,684)
                                                               --------------          --------------
SHARE TRANSACTIONS:
Subscriptions - Class A                                           360,239,073             116,350,722
Proceeds received in connection with a merger - Class A            19,101,901                      --
Distributions reinvested - Class A                                 65,886,714              22,474,021
Redemptions - Class A                                            (222,721,771)           (161,615,146)
                                                               --------------          --------------
Net Increase (Decrease) - Class A                                 222,505,917             (22,790,403)
                                                               --------------          --------------
Subscriptions - Class B                                           207,557,110             158,252,478
Proceeds received in connection with a merger - Class B            44,948,953                      --
Distributions reinvested - Class B                                148,390,422              61,244,003
Redemptions - Class B                                            (272,019,768)           (255,162,088)
                                                               --------------          --------------
  Net Increase (Decrease) -
    Class B                                                       128,876,717             (35,665,607)
                                                               --------------          --------------
Subscriptions - Class C                                            51,794,434               6,541,634
Proceeds received in connection with a merger - Class C             7,638,036                      --
Distributions reinvested - Class C                                  5,432,030               2,315,366
Redemptions - Class C                                             (13,545,055)            (12,519,557)
                                                               --------------          --------------
  Net Increase (Decrease) -
    Class C                                                        51,319,445              (3,662,557)
                                                               --------------          --------------

(a) Class S shares were initially offered on  February 7, 2001.
Subscriptions - Class S                                             5,993,317                      --
Proceeds received in connection with a merger - Class S           296,459,158                      --
Redemptions - Class S                                             (27,319,252)                     --
                                                               --------------          --------------
  Net Increase - Class S                                          275,133,223                      --
                                                               --------------          --------------
Subscriptions - Class Z                                            16,766,268                      --
Proceeds received in connection with a merger - Class Z             1,204,694                      --
Distributions reinvested - Class Z                                        225                      73
Redemptions - Class Z                                              (2,913,769)                     --
                                                               --------------          --------------
  Net Increase - Class Z                                           15,057,418                      73
                                                               --------------          --------------
  Net Increase (Decrease) from Share Transactions                 692,892,720             (62,118,494)
                                                               --------------          --------------
  Total Increase (Decrease) in net assets                         583,588,865            (146,381,840)
NET ASSETS
Beginning of period                                             1,160,450,160           1,306,832,000
                                                               --------------          --------------
End of period (including undistributed and
  overdistributed net investment income of $2,146,835 and
  $(42,213), respectively)                                     $1,744,039,025          $1,160,450,160
                                                               --------------          --------------
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions - Class A                                            17,643,146               5,605,993
Issued in connection with a merger - Class A                          970,280                      --
Issued for distributions reinvested - Class A                       3,503,904               1,129,348
Redemptions - Class A                                             (10,579,804)             (7,844,256)
                                                               --------------          --------------
  Net Increase (Decrease) -
    Class A                                                        11,537,526              (1,108,915)
                                                               --------------          --------------
Subscriptions - Class B                                            11,123,021               7,857,364
Issued in connection with a merger - Class B                        2,398,555                      --
Issued for distributions reinvested - Class B                       8,278,454               3,173,975
Redemptions - Class B                                             (14,066,852)            (12,885,175)
                                                               --------------          --------------
  Net Increase (Decrease) -
    Class B                                                         7,733,178              (1,853,836)
                                                               --------------          --------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
-----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                           ------------------------------------------
                                                                2001 (a)                  2000
-----------------------------------------------------------------------------------------------------
Subscriptions - Class C                                             2,777,840                 325,436
Issued in connection with a merger - Class C                          404,943                      --
Issued for distributions reinvested - Class C                         301,224                 119,410
Redemptions - Class C                                                (669,985)               (629,813)
                                                               --------------          --------------
  Net Increase (Decrease) -
    Class C                                                         2,814,022                (184,967)
                                                               --------------          --------------
Subscriptions - Class S                                               312,665                      --
Issued in connection with a merger - Class S                       15,047,161                      --
Redemptions - Class S                                              (1,446,309)                     --
                                                               --------------          --------------
  Net Increase - Class S                                           13,913,517                      --
                                                               --------------          --------------
Subscriptions - Class Z                                               854,599                      --
Issued in connection with a merger - Class Z                           60,702                      --
Issued for distributions reinvested - Class Z                              12                      52
Redemptions - Class Z                                                (150,291)                     --
                                                               --------------          --------------
  Net Increase - Class Z                                              765,022                      52
                                                               --------------          --------------

(a) Class S shares were initially offered on February 7, 2001.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

June 30, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Growth & Income Fund (the "Fund"), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-ended management company. The Fund's investment objective is to seek long-term growth and income. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares, as described in the Fund's prospectuses.

On February 9, 2001, the Fund merged with Liberty Value Opportunities Fund, Liberty Value Fund and Liberty All-Star Growth & Income Fund as follows:

                                     MUTUAL FUND
SHARES                                NET ASSETS              UNREALIZED
ISSUED                               RECEIVED(1)           APPRECIATION(2)
--------------------------------------------------------------------------------
18,881,641                           $369,352,742            $93,315,622

                                   NET ASSETS OF            NET ASSETS OF
NET ASSETS OF                   OTHER MUTUAL FUNDS             THE FUND
THE FUND PRIOR                 IMMEDIATELY PRIOR TO       IMMEDIATELY AFTER
TO COMBINATION                      COMBINATION              COMBINATION
--------------------------------------------------------------------------------
$1,308,742,022                     $369,352,742             $1,678,094,764

(1) Mutual Fund Net Assets Received consists of Net Assets from Liberty All-Star Growth & Income Fund, Liberty Value Fund and Liberty Value Opportunities Fund of $27,056,528, $43,430,507 and $298,865,707,
    respectively.
(2) Unrealized appreciation is included in the Mutual Fund Net Assets Received amount shown above. This amount includes unrealized appreciation from Liberty All-Star Growth & Income Fund, Liberty Value Fund and Liberty Value Opportunities Fund of $2,200,274, $5,374,606 and $85,740,742, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B and Class C service fees and the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee per share applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fees applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective July 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will be required to amortize the premium and discount on all debt securities. Upon the effective date, this accounting principle change will not have an impact on total net assets but will result in a reclassification between the cost of securities held and net unrealized appreciation/depreciation. The adoption of the new accounting policy will have no impact on the Fund.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements.

                           INCREASE (DECREASE)
---------------------------------------------------------------------------
                              UNDISTRIBUTED NET        ACCUMULATED NET
     PAID IN CAPITAL          INVESTMENT INCOME         REALIZED GAIN
---------------------------------------------------------------------------
       $25,047,375               ($112,254)             ($24,935,121)

These differences are primarily due to equalization applied for tax purposes, the assumption of the capital loss carryforward from the Liberty Value Fund and non-deductible merger expenses. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

CAPITAL LOSS CARRYFORWARD:

The Fund assumed approximately $1,972,000 of capital losses from the merger with Liberty Value Fund (see Note 1), which may be applied against any realized net taxable gains in future years, or until June 30, 2007 ($1,137,000) and June 30, 2008 ($835,000), the respective expiration dates. Utilization of such losses are subject to limitations imposed by the Internal Revenue Code.

OTHER:

Corporate actions, including dividends, are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

     AVERAGE NET ASSETS                ANNUAL FEE RATE
     ------------------                ---------------
     First $1 billion                       0.80%
     Over $1 billion                        0.70%

The Advisor has voluntarily agreed, until further notice, to waive a portion of the 0.70% management fees in excess of $1 billion so that it does not exceed 0.60% annually.

BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

     AVERAGE NET ASSETS                ANNUAL FEE RATE
     ------------------                ---------------
     First $50 million                    No Charge
     Next $950 million                      0.035%
     Next $1 billion                        0.025%
     Next $1 billion                        0.015%
     Over $3 billion                        0.001%

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended June 30, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $66,551 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $5,758, $1,832,895 and $4,065 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires it to pay the Distributor a monthly service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares, only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended June 30, 2001, purchases and sales of investments, other than short-term obligations, were $1,547,817,102 and $1,419,842,876, respectively.

Unrealized appreciation (depreciation) at June 30, 2001 based on cost of investments for federal income tax purposes was:

   Gross unrealized appreciation                              $ 214,297,854
   Gross unrealized depreciation                               (101,449,189)
                                                              -------------
       Net unrealized appreciation                            $ 112,848,665
                                                              -------------

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. For the year ended June 30, 2001, for the period of time borrowings were outstanding, the average daily loan balance was $3,133,333 at a weighted average interest rate of 7.06%.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended June 30, 2001, the fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade, Inc. during the year were $1,052,750.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     YEAR ENDED JUNE 30, 2001
                                        ----------------------------------------------------------------------------
                                         CLASS A         CLASS B         CLASS C      CLASS S(a)          CLASS Z
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     20.60     $     19.88     $     19.99    $     19.64        $     20.70
                                       -----------     -----------     -----------    -----------        -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)               0.12           (0.03)          (0.02)          0.06               0.17
Net realized and unrealized gain
(loss)                                        2.59            2.49            2.48          (0.70)              2.61
                                       -----------     -----------     -----------    -----------        -----------
Total from Investment Operations              2.71            2.46            2.46          (0.64)              2.78
                                       -----------     -----------     -----------    -----------        -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net realized gains                      (4.33)          (4.33)          (4.33)          --                (4.33)
                                       -----------     -----------     -----------    -----------        -----------
NET ASSET VALUE, END OF PERIOD         $     18.98     $     18.01     $     18.12    $     19.00        $     19.15
                                       -----------     -----------     -----------    -----------        -----------
Total return(c)(d)                           13.34%          12.46%                   12.38% (3.26)%(e)        13.63%
                                       -----------     -----------     -----------    -----------        -----------
RATIOS TO AVERAGE NET ASSETS
Expenses                                      1.32%           2.07%           2.06%          1.08%(f)           1.07%
Net investment income (loss)                  0.62%          (0.13)%         (0.13)%         0.86%(f)           0.86%
Waiver/reimbursement                          0.03%           0.03%           0.03%          0.03%(f)           0.03%
Portfolio turnover rate                        104%            104%            104%           104%               104%
Net assets at end of period (000)      $   503,647     $   883,754     $    77,565    $   264,425        $    14,648

(a) Class S commenced operations on February 7, 2001.
(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Annualized.

                                                                 YEAR ENDED JUNE 30, 2000
                                                  -------------------------------------------------------
                                                 CLASS A         CLASS B         CLASS C        CLASS Z
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     21.84     $     21.29     $     21.39    $     21.88
                                               -----------     -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)(b)                    0.01           (0.14)          (0.14)          0.06
Net realized and unrealized gain                      0.25            0.23            0.24           0.26
                                               -----------     -----------     -----------    -----------
Total from Investment Operations                      0.26            0.09            0.10           0.32
                                               -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                              (1.50)          (1.50)          (1.50)         (1.50)
                                               -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                 $     20.60     $     19.88     $     19.99    $     20.70
                                               -----------     -----------     -----------    -----------
Total return(c)(d)                                    1.43%           0.64%           0.68%          1.72%
                                               -----------     -----------     -----------    -----------
RATIOS TO AVERAGE NET ASSETS
Expenses(b)(e)                                        1.35%           2.10%           2.10%          1.10%
Net investment income (loss)(b)(e)                    0.06%          (0.69)%         (0.69)%         0.31%
Portfolio turnover rate                                 81%             81%             81%            81%
Net assets at end of period (000)              $   309,129     $   822,017     $    29,303    $         1

(a) Per share data was calculated using average shares outstanding during the period.
(b) Net of fees waived by the Manager which amounted to $0.004 and 0.10%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund designates $184,093,605 of long-term capital gains earned during the fiscal year ended June 30, 2001.

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                YEAR ENDED JUNE 30, 1999
                                               ----------------------------------------------------------
                                                 CLASS A         CLASS B         CLASS C      CLASS Z(a)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     20.02     $     19.68     $     19.78    $     20.67
                                               -----------     -----------     -----------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                       0.04           (0.11)          (0.11)          0.03
Net realized and unrealized gain                      2.65            2.59            2.59           1.18
                                               -----------     -----------     -----------    -----------
Total from Investment Operations                      2.69            2.48            2.48           1.21
                                               -----------     -----------     -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                              (0.87)          (0.87)          (0.87)          --
                                               -----------     -----------     -----------    -----------
NET ASSET VALUE, END OF PERIOD                 $     21.84     $     21.29     $     21.39    $     21.88
                                               -----------     -----------     -----------    -----------
Total return(c)                                      13.97%          13.12%          13.05%          5.85%(d)
                                               -----------     -----------     -----------    -----------
RATIOS TO AVERAGE NET ASSETS
Expenses(e)                                           1.41%           2.16%           2.16%          1.21%(f)
Net investment income (loss) (e)                      0.19%          (0.56)%         (0.56)%         0.30%(f)
Portfolio turnover rate                                 79%             79%             79%            79%
Net assets at end of period (000)              $   351,972     $   919,542     $    35,317    $         1

(a) Class Z shares were initially offered on January 11, 1999. Per share amounts reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

                                                  YEAR ENDED JUNE 30, 1998
                                             -----------------------------------
                                             CLASS A      CLASS B     CLASS C(b)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD         $  17.55     $  17.37     $ 17.44
                                             --------     --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                  0.10        (0.04)      (0.04)
Net realized and unrealized gain                 4.62         4.55        4.58
                                             --------     --------     -------
Total from Investment Operations                 4.72         4.51        4.54
                                             --------     --------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.01)        --          --
In excess of net investment income              (0.04)        --          --
From net realized gains                         (2.20)       (2.20)      (2.20)
                                             --------     --------     -------
Total Distributions Declared to Shareholders    (2.25)       (2.20)      (2.20)
                                             --------     --------     -------
NET ASSET VALUE, END OF PERIOD               $  20.02     $  19.68     $ 19.78
                                             --------     --------     -------
Total return(c)                                 28.66%       27.67%      27.73%
                                             --------     --------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses(d)                                      1.41%        2.16%       2.16%
Net investment income (loss)(d)                  0.53%       (0.22)%     (0.22)%
Portfolio turnover rate                            53%          53%         53%
Net assets at end of period (000)            $306,864     $660,305     $28,234

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class D shares were redesignated to Class C shares on July 1, 1997.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                    YEAR ENDED JUNE 30, 1997
                                               -------------------------------
                                              CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  14.47     $  14.36     $ 14.41
                                             --------     --------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                  0.10        (0.02)      (0.02)
Net realized and unrealized gain                 4.31         4.28        4.30
                                             --------     --------     -------
Total from Investment Operations                 4.41         4.26        4.28
                                             --------     --------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                      (0.07)        --          --
In excess of net investment income              (0.01)        --          --
From net realized gains                         (1.25)       (1.25)      (1.25)
                                             --------     --------     -------
Total Distributions Declared to Shareholders    (1.33)       (1.25)      (1.25)
                                             --------     --------     -------
NET ASSET VALUE, END OF PERIOD               $  17.55     $  17.37     $ 17.44
                                             --------     --------     -------
Total return(b)                                 32.13%       31.21%      31.24%
                                             --------     --------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)                                      1.45%        2.20%       2.20%
Net investment income (loss)(c)                  0.65%       (0.10)%     (0.10)%
Portfolio turnover rate                            83%          83%         83%
Net assets at end of period (000)            $215,680     $411,670     $11,553


(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VI AND THE SHAREHOLDERS OF
LIBERTY GROWTH & INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Growth & Income Fund (the "Fund") (a series of Liberty Funds Trust VI), at June 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 2001

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President and Director of Itek Corp.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Growth & Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Growth & Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
Liberty Growth & Income Fund

-------------------------------------------------------------------------------
                                   GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

-------------------------------------------------------------------------------

                                                                -------------
LIBERTY GROWTH & INCOME FUND ANNUAL REPORT, JUNE 30, 2001         PRSRT STD
                                                                U.S. POSTAGE
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             F U N D S                                          PERMIT NO. 20
                                                                -------------

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

          Liberty Funds Distributor, Inc. (C)2001
          One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
          www.libertyfunds.com

                                                779-02/609G-0701 (08/01) 01/1485